Exhibit 10.94

Upon recording, return to:

Thompson & Knight L.L.P.

1700 Pacific Avenue, Suite 3300

Dallas, Texas 75201

Attention: Ray T. Khirallah

ASSUMPTION AND MODIFICATION AGREEMENT

THE STATE OF TEXAS	§
§
COUNTY OF COLLIN	§

THIS ASSUMPTION AND MODIFICATION AGREEMENT (this “Agreement”) is made and entered into effective as of the 3rd day of August 2007, by and among FRISCO SQUARE LAND, LTD., a Texas limited partnership (“Original Borrower”), BHFS I, LLC, a Delaware limited liability company (“Borrower”), and COMERICA BANK (“Lender”).

W I T N E S S E T H:

WHEREAS, Original Borrower has executed and delivered to Lender:

(i)                                     that certain Amended and Restated Loan Agreement dated effective as of the 10th day of March, 2006, executed by and between Original Borrower and Lender, as amended by that certain Modification And Extension Agreement (the “SLOC Modification”) dated effective as of March 10, 2007 executed by and between Original Borrower and Lender (as so amended, the “Loan Agreement”);

(ii)                                  that certain Amended and Restated Promissory Note Eurodollar Rate-Single Payment Note (the “Term Note”) dated March 10, 2006 executed by Original Borrower, and payable to the order of Lender, in the maximum face amount of Twenty Six Million Six Hundred Sixty Four Thousand And No/100 Dollars ($26,664,000.00),

(iii)                               that certain Note (the “SLOC Note”) dated effective March 10, 2006 executed by Original Borrower, and payable to the order of Lender, as amended by the SLOC Modification, in the maximum amount of One Million Five Hundred Thousand And No/100 Dollars ($1,500,000.00) (the Term Note and SLOC Note are referred to herein collectively as the “Notes”); and

(iv)                              that certain Amended and Restated Deed of Trust, Security Agreement and Assignment of Rents (the “Deed of Trust”) dated March 10, 2006 from Borrower to Melinda A. Chausse, Trustee, for the benefit of Lender, securing the payment of the Notes, covering certain real and personal property described therein (the “Original Mortgaged Property”), and recorded under document number 20060314000340000, Official Public Records, Collin County, Texas (the Term Note, Loan Agreement, Deed of Trust and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loans evidenced by the Term Note (the “Loans”) being herein collectively called the “Loan Documents”).

WHEREAS, Original Borrower has requested that Lender consent to the partial release of a portion of the Original Mortgaged Property, the sale and conveyance of the remainder of the Original Mortgaged Property to Borrower and the assignment to and assumption by Borrower of all of Original Borrower’s obligations under the Loan Documents; Borrower desires to assume the obligations of Original Borrower under the Loan Documents from and after the date hereof and to continue the lien, security interest and other encumbrances securing the Loans created by the Loan Documents; and Lender is willing to consent to such conveyance and assignment and assumption upon Original Borrower’s and Borrower’s execution of and compliance with the terms and provisions of this Agreement;

WHEREAS, in connection with such conveyance of the remainder of the Original Mortgaged Property to Borrower and Borrower’s assumption of Original Borrower’s obligations under the Loan Documents, Lender and Borrower desire to amend and modify the Loan Documents as provided herein; and

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                                       Recitals. The foregoing recitals are true and correct and are hereby incorporated into this Agreement for all purposes.

2.                                       Partial Release; Conveyance of Remainder of Original Mortgaged Property.

(a)                                  Contemporaneously herewith and at the request of Original Borrower and Borrower, Lender has released the parcels of land more particularly described on Exhibit A attached hereto and made a part hereof (the “Released Parcels”) from the lien of the Deed of Trust for a partial release price of Six Million Eight Hundred Thousand and no/100 Dollars ($6,800,000.00) (the “Release Paydown”) to be paid to Lender contemporaneously herewith.

(b)                                 Contemporaneously herewith, Original Borrower has conveyed title to Borrower (the “Transfer”) of those portions of the Original Mortgaged Property remaining after the release of the Released Parcels as described in Paragraph 2(a) above and more particularly described in Exhibit B attached hereto and made a part hereof (the “Mortgaged Property”). Borrower hereby acknowledges and agrees that title to the Mortgaged Property and its interest therein is encumbered by and subject to the liens, security interests, assignments and other terms, covenants, restrictions and provisions of the Loan Documents as modified herein.

3.                                       Assumption by Borrower.

(a)                                  For value received, Borrower hereby assumes and promises to pay the indebtedness of Borrower evidenced by the Loan Documents (the “Indebtedness”) at the times, in the manner and in all respects as therein provided and as herein modified, and agrees to be bound by and to perform and comply with each and every covenant, condition and obligation of the Original Borrower from and after the date hereof contained in the Loan Documents as though the Loan Documents had originally been made, executed and delivered by Borrower.

(b)                                 Borrower hereby extends the lien(s) against the Mortgaged Property set forth in or evidenced by the Loan Documents, together with any and all other liens and security interests that secure payment of the Indebtedness, until the Indebtedness and the Loan Documents, as hereby modified, have been fully paid; and Borrower agrees that the modification made hereby shall in no manner affect, waive or impair the Loan Documents or any liens or security interests securing the payment of the Indebtedness, the purpose of this Agreement being simply to affirm the liability of Borrower for payment of the Indebtedness and to carry forward all liens and security interests securing payment of such Indebtedness. Borrower acknowledges that all of such liens and security interests and assignments created and evidenced by the Deed of Trust and other Loan Documents are valid and subsisting; and Borrower agrees that all terms and provisions of the Loan Documents, and of all other instruments creating or fixing liens and/or security interests that secure payment of the Indebtedness, shall be and remain in full force and effect as therein written, except as otherwise expressly provided in this Agreement. Borrower further acknowledges and agrees that there are no offsets, claims or defenses to the Deed of Trust, the Loan Agreement or any of the other Loan Documents.

4.                                       Conditions Precedent to Lender’s Consent. Lender’s consent and approval as set forth in Paragraph 5 below is conditioned upon the satisfaction of the following conditions precedent:

(a)                                  Lender shall have received and approved such limited liability company documents and other organizational documents of Borrower as are requested by Lender;

(b)                                 Lender shall have received and approved such partnership documents and other organizational documents of Borrower’s sole member as are requested by Lender;

(c)                                  Contemporaneously herewith, Original Borrower shall have executed and filed for record in the real property records of Collin County, Texas, a deed (the “Deed”) in form satisfactory to Lender, pursuant to which title to the Mortgaged Property is conveyed to Borrower;

(d)                                 Contemporaneously herewith, Original Borrower shall have executed a bill of sale and assignment (the “Bill of Sale”) in form satisfactory to Lender, pursuant to which the contracts and other personal property located at and/or related to the Mortgaged Property are assigned to Borrower;

(e)                                  Original Borrower, Borrower and Guarantors shall have executed and delivered this Agreement to Lender, and contemporaneously therewith a fully-executed and acknowledged original of this Agreement shall have been filed for record in the real property records of Collin County, Texas;

(f)                                    Lender shall have received (i) the Release Paydown, (ii) all accrued interest on the SLOC Note and the Term Note and (iii) reimbursement for any and all costs and expenses and third-party costs incurred by Lender for the processing of the Transfer and modification and assumption of the Indebtedness, including, without limitation, legal fees, recording and transfer fees, and title insurance costs and premiums;

(g)                                 Borrower shall have (i) executed and filed (or shall have cooperated with the procedure for executing and filing) financing statements and/or financing statement amendments in form and substance satisfactory to Lender in all places necessary in connection with the perfection of Lender’s security interest in the fixtures, personalty and other property described in the Deed of Trust and (ii) delivered to Lender UCC searches evidencing such filings;

(h)                                 Contemporaneously herewith, Borrower shall have delivered to Lender, in form and substance satisfactory to Lender, a Guaranty (the “Behringer Guaranty”) in favor of Lender, executed by Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (the “Behringer Guarantor”);

(i)                                     Contemporaneously herewith, Borrower shall have delivered to Lender, in form and substance satisfactory to Lender, an Amended and Restated Guaranty (the “Fairways Guaranty”) in favor of Lender, executed by James C. Leslie, Cathy R. Sweeney, A. Brant Bryan and David F. Stringfield (herein being collectively referred to as the “Fairways Guarantors” and sometimes individually referred to as a “Fairways Guarantor”), which Fairways Guaranty shall amend, restate and supersede that certain Guaranty dated April 15, 2005 executed by the Fairways Guarantors in favor of Lender (the Behringer Guarantor and the Fairways Guarantors being collectively referred to herein as “Guarantors” and sometimes individually referred to as a “Guarantor”);

(j)                                     Contemporaneously herewith, Borrower shall have executed and delivered to Lender a Certification of Non-Foreign Status in a form acceptable to Lender;

(k)                                  Borrower shall have delivered to Lender, in form and substance satisfactory to Lender, an opinion of counsel to Borrower, stating that, inter alia, (i) Borrower is duly formed, legally existing and in good standing under the laws of the State of Delaware and qualified to conduct business in the State of Texas, (ii) the execution of this Agreement and the other documents executed by Borrower in connection with the assumption and modification of the Indebtedness, have been duly authorized by Borrower, (iii) Borrower has all requisite authority to own, lease and operate the Mortgaged Property, (iv) Borrower has all requisite authority to assume the obligations of Original Borrower under the Loan Documents, and (v) this Agreement and the other documents executed by Borrower in connection with the assumption of the Indebtedness and modification of the Loan Documents (x) have been duly executed and delivered by Borrower, (y) are legal, valid, and binding obligations of Borrower, and (z) are enforceable against Borrower in accordance with their terms;

(l)                                     Borrower shall have delivered to Lender, in form and substance satisfactory to Lender, an opinion or opinions of counsel to the Behringer Guarantor, stating that, inter alia, (i) the Behringer Guarantor is duly formed, legally existing and in good standing under the laws of the state of its formation, (ii) the execution of the Behringer Guaranty and the other documents executed by the Behringer Guarantor in connection with the assumption of the Indebtedness and modification of the Loan Documents have been duly authorized by the Behringer Guarantor, (iii) the Behringer Guarantor has all requisite authority to perform the obligations of the Behringer Guarantor under the Behringer Guaranty, and (v) the Behringer Guaranty and the other documents executed by the Behringer Guarantor in connection with the assumption of the Indebtedness and modification of the Loan Documents (x) have been duly executed and delivered by the Behringer Guarantor, (y) are legal, valid, and binding obligations of the Behringer Guarantor, and (z) are enforceable against the Behringer Guarantor in accordance with their terms;

(m)                               Borrower shall have delivered to Lender, in form and substance satisfactory to Lender, an opinion of counsel to the Original Borrower and the Fairways Guarantors, stating that, inter alia, (i) each of the Fairways Guarantors is duly formed, legally existing and in good standing under the laws of Texas and qualified to conduct business in the State of Texas, (ii) the execution of the Fairways Guaranty and the other documents executed by the Fairways Guarantors in connection with the assumption of the Indebtedness and modification of the Loan Documents have been duly authorized by the Fairways Guarantors, (iii) each of the Fairways Guarantors has all requisite authority to perform the obligations of such Fairways Guarantor under the Fairways Guaranty, (v) the Fairways Guaranty and the other documents executed by the Fairways Guarantors in connection with the assumption of the Indebtedness and modification of the Loan Documents (x) have been duly executed and delivered by each of the Fairways Guarantors, (y) are legal, valid, and binding obligations of each of the Fairways Guarantors, and (z) are enforceable against each of the Fairways Guarantors in accordance with their terms, and (vi) the Agreement and the other documents executed by Original Borrower in connection with the assumption of the Indebtedness and modification of the Loan Documents (xx) have been duly executed and delivered by Original Borrower, (yy) are legal, valid, and binding obligations of Original Borrower, and (zz) are enforceable against Original Borrower in accordance with their terms;

(n)                                 Borrower shall, at its sole cost and expense, obtain and deliver to Lender a new mortgagee title policy insuring the lien of the Deed of Trust, insuring that no other changes to the status of title to the Mortgaged Property have occurred since the recordation of the Deed of Trust not previously approved by Lender in writing or approved by Lender in connection with the transactions contemplated by this Agreement;

(o)                                 There shall be no secondary or subordinate financing of the Mortgaged Property in connection with the conveyance and transfer of the Mortgaged Property by Original Borrower to Borrower.

5.                                       Consent to Transfer of Property. Subject to the conditions set forth in Paragraph 4 above, Lender hereby consents to the Transfer, and Lender hereby accepts Borrower as the owner of the Mortgaged Property, all without prejudice to Lender’s rights with respect to any future conveyance of the Mortgaged Property (or any interest therein), it being understood and agreed that this consent applies only to the Transfer and not to any future sales or transfers by Borrower.

6.                                       Outstanding Balance.

(a)                                  All parties to this Agreement hereby agree that as of the date of this Agreement and prior to the application of the Release Paydown, the outstanding balance of the Indebtedness was Twenty Seven Million Nine Hundred Fifteen Thousand Two Hundred Seventy Nine and 86/100 Dollars ($27,915,279.86), allocated under the Notes as follows:

(i)                                     the unpaid principal balance on the Term Note was Twenty Six Million Four Hundred Fifteen Thousand Two Hundred Seventy Nine and 86/100 Dollars ($26,415,279.86),

(ii)                                  the unpaid principal balance on the SLOC Note was One Million Five Hundred Thousand And No/100 Dollars ($1,500,000.00); and

(iii)                               the accrued interest on the SLOC Note as of August 2, 2007 is $ 8,145.83 and the accrued interest on the Term Note as of August 2, 2007 is $143,998.30.

(b)                                 All parties to this Agreement agree that the Release Paydown was applied first to the outstanding principal balance of the SLOC Note, which is now paid in full, and then to the outstanding principal balance of the Term Note.

(c)                                  All parties to this Agreement hereby agree and stipulate that the outstanding principal balance of the Indebtedness (and the Term Note) as of the date of this Agreement after application of the Release Paydown as provided in Paragraph 6(b) above is Twenty One Million One Hundred Fifteen Thousand Two Hundred Seventy Nine and 86/100 Dollars ($21,115,279.86).

7.                                       Modifications of Loan Documents. Subject to consummation of the Transfer of even date herewith and satisfaction of the conditions set forth in Paragraph 3 above, from and after the date of this Agreement, the terms of the Loan Documents shall be, and the same hereby are, modified as follows:

(a)                                  All references in the Loan Documents to Original Borrower shall be deemed replaced with Borrower throughout the Loan Documents except in the definition of the Frisco Square Development Agreement and the definition of MMD Payments.

(b)                                 Borrower and Lender agree that the Second Line of Credit is hereby terminated and of no further force and effect and that all references in the Loan Documents to the

SLOC Note, SLOC Maturity Date, Maximum SLOC Commitment and all other references to the Second Line of Credit are hereby deleted and shall be of no further force or effect.

(c)                                  Borrower shall be entitled to no further advances of the Term Loan.

(d)                                 The definition of  “Borrower’s General Partner” is hereby deleted and replaced in its entirety with “Borrower’s Member”:  Behringer Harvard Frisco Square LP, a Delaware limited partnership.

(e)                                  The “Term Loan Maturity Date” is (and all references thereto in the Loan Documents are) hereby amended to be to December 3, 2007 rather than April 15, 2008. Borrower may prepay the Term Note but only in strict compliance with the terms set forth therein. The options to extend the Term Loan Maturity Date set forth in Section 2.7 of the Loan Agreement are hereby deleted and Borrower shall have no right to extend the Term Loan Maturity Date.

(f)                                    Section 2.8 of the Loan Agreement is hereby deleted in its entirety and Borrower shall have no right to reduce the Stated Rate under the Term Note.

(g)                                 The definition of “Guarantors” set forth in Section 1.1 of the Loan Agreement is hereby amended to include the Behringer Guarantor as well as the Fairways Guarantors.

(h)                                 Borrower shall maintain at all times a Loan to Value Ratio equal to or less than 63%.

(i)                                     The definition of “Change in Control” under the Loan Agreement is hereby amended to read in its entirety as follows:

“Change in Control:  The occurrence of any one or more of the following: (i) Borrower’s Member shall cease to own, directly, all of the member interests of Borrower; or (ii) the voluntary or involuntary transfer of any of the membership interests of Borrower; or (iii) the voluntary or involuntary transfer of more than 10% in the aggregate of the interest of any of the limited partners of Borrower’s Member.”

(j)                                     Section 4.9 of the Loan Agreement is hereby deleted in its entirety.

(k)                                  The term “Obligors” shall not include the Behringer Guarantor for purposes of Sections 5.7, 5.9, 5.18, 8.1 (m) and 8.1(q) of the Loan Agreement, provided, however, that it shall be an Event of Default if the Behringer Guarantor liquidates, terminates or dissolves.

(l)                                     In Section 6.9(b) of the Loan Agreement, the reference to “90 days” is hereby deleted and replaced with “120 days”.

(m)                               Section 6.11 of the Loan Agreement is hereby deleted in its entirety.

(n)                                 Section 7.7 of the Loan Agreement is hereby amended to read in its entirety as follows:

“Debt. (a) Borrower will not create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Debt, other than the Indebtedness and Debt secured by liens on other portions of the Frisco Square Property or otherwise related to the Frisco Square Property, whether direct, indirect, absolute, contingent or otherwise.”

(o)                                 Section 7.8 of the Loan Agreement shall be amended to read in its entirety as follows:

“Frisco Square Development Agreement.                Borrower will use its best efforts to cause the Original Borrower to comply with all the terms and conditions of the Frisco Square Development Agreement and the MMD Guaranty and fully pay and perform all of Borrower’s obligations thereunder.”

(p)                                 Section 8.1 (o) of the Loan Agreement is hereby deleted in its entirety.

(q)                                 Lender acknowledges that Original Borrower failed to make the Required Principal Payment on March 31, 2007 as required in Section 2.9 of the Loan Agreement and hereby agrees that such failure shall not constitute a default under the Loan Documents. Section 2.9 of the Loan Agreement is hereby deleted in its entirety and Borrower shall have no obligation to make the Required Principal Payment.

(r)                                    Lender acknowledges that there currently exists a default under the Frisco Square Development Agreement with respect to the Closing Date thereunder for the exchange of certain Frisco Square Property and the acquisition of two parking lots from the City of Frisco but such default shall not constitute an Event of Default and Lender hereby waives all remedies in connection with such default so long as those transactions are closed within 60 days of the execution of this Agreement.

8.                                       Representations. Warranties and Covenants by Original Borrower. Original Borrower hereby represents, warrants, certifies and covenants to Lender that:

(a)                                  Original Borrower and its general partner are duly organized, validly existing and in good standing under the laws of the State of Texas;

(b)                                 Original Borrower and its general partner (i) are in compliance with all legal requirements applicable to them and the Mortgaged Property, and (ii) have the necessary power and authority to execute and deliver this Agreement and the Deed, Bill of Sale and any other documents necessary to effectuate the Transfer (such Deed, Bill of Sale and other documents being herein referred to collectively as the “Transfer Documents”) the and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary partnership or limited liability company action. No consent or approval of partners, members or of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of this Agreement or the Transfer

Documents or, if required, the same has been duly obtained and copies of such consent or approval delivered to Lender;

(c)                                  There is no litigation or proceeding pending, or to the current actual knowledge of Original Borrower threatened, against or affecting Original Borrower or the Mortgaged Property in any court or administrative agency or before any governmental authority or arbitration board or tribunal which could materially and adversely affect the Mortgaged Property, or the authority of Original Borrower to enter into, or the ability of Original Borrower to perform its obligations under, this Agreement, or the Transfer Documents, which, in any way, could adversely affect the validity or enforceability of this Agreement or the Transfer Documents, as applicable;

(d)                                 The execution and delivery by Original Borrower of this Agreement and compliance by Original Borrower with all of the provisions hereof (i) are within the power of Original Borrower and (ii) will not conflict with or result in any violation of, breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Mortgaged Property (other than in accordance with the Loan Documents), under the provision of, any agreement, partnership agreement or other instrument to which Original Borrower is a party or by which Original Borrower or the Mortgaged Property may be bound, or any applicable license, judgment, decree, or other legal requirement applicable to Original Borrower or any of its activities or the Mortgaged Property;

(e)                                  This Agreement and the Transfer Documents have been properly executed and delivered by Original Borrower, and duly authorized by all necessary partnership action, and this Agreement and the Transfer Documents are valid and binding obligation of Original Borrower, enforceable against Original Borrower in accordance with their respective terms;

(f)                                    Original Borrower represents that to the best of Original Borrower’s knowledge there exists no uncured default or event of default under the Loan Documents (as modified by this Agreement) except as disclosed herein and Original Borrower is not in default with respect to any order of any court or other governmental authority, or in violation in any material respect of any agreement, partnership agreement, charter document, by-law or other instrument to which it is a party or by which it may be bound except as disclosed herein;

(g)                                 Original Borrower has not (i) applied for or consented in writing to the appointment of a receiver, trustee or liquidator of Original Borrower of any or all of the Mortgaged Property, or of all or substantially all of the other assets of Original Borrower, or (ii) filed a voluntary petition in bankruptcy or admitted in writing its inability to pay its debts as they become due, or (iii) made a general assignment for the benefit of creditors, or (iv) filed a petition or an answer seeking a reorganization or an arrangement with creditors or to take advantage of any insolvency law, or (v) filed an answer admitting the material allegations of a petition filed against Original Borrower in any bankruptcy, reorganization or insolvency proceeding, or (vi) been dissolved as a result of any adversary suit or proceeding, or (vii) transferred by merger, sale, consolidation, assignment, operation of law, or otherwise all or substantially all of Original Borrower’s assets (other than as contemplated by Section 3.b hereinabove). Original Borrower is generally paying its debts as such debts become due, and Original Borrower is not “insolvent” as that term is defined in Section 101(31) of the Bankruptcy Code, 11 U.S.C. § § 101, et seq.;

(h)                                 Original Borrower is not in violation of any Federal or State laws, including, but not limited to, Federal securities laws, blue-sky laws, and other laws, or the rules or regulations of the Securities and Exchange Commission;

(i)                                     There are no law suits or legal proceedings pending or, to the current actual knowledge of Original Borrower, threatened in any court or before any governmental agency involving Original Borrower or the Mortgaged Property, nor are there any judgments outstanding against Original Borrower; and

(j)                                     The representations, warranties and certifications set forth herein are given to induce Lender to grant the consent and approval set forth in Paragraph 4 above, with the knowledge that Lender will rely upon the truth of the statements made herein.

9.                                       Representations. Warranties and Covenants by Borrower. Borrower hereby represents, warrants, certifies and covenants to Lender that:

(a)                                  Borrower is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and is qualified to do business and is in good standing in the State of Texas;

(b)                                 Borrower (i) is in compliance with all legal requirements applicable to it and the Mortgaged Property, (ii) has all requisite power and authority and all necessary licenses and permits to own and operate the Mortgaged Property and to carry on its business as now being conducted and (iii) has the necessary power and authority to execute and deliver this Agreement and the Transfer Documents and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary partnership or limited liability company action. No consent or approval of members or of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of this Agreement or the Transfer Documents or, if required, the same has been duly obtained and copies of such consent or approval delivered to Lender;

(c)                                  There is no litigation or proceeding pending, or to the current actual knowledge of Borrower threatened, against or affecting Borrower or the Mortgaged Property in any court or administrative agency or before any governmental authority or arbitration board or tribunal which could materially and adversely affect the Mortgaged Property, business, prospects, profits or condition (financial or otherwise) of Borrower or the authority of Borrower to enter into, or the ability of Borrower to perform its obligations under, this Agreement or the Transfer Documents, or which, in any way, could adversely affect the validity or enforceability of this Agreement or the Transfer Documents, as applicable;

(d)                                 The execution and delivery by Borrower of this Agreement and compliance by Borrower with all of the provisions hereof (i) is within the power of Borrower and (ii) will not conflict with or result in any violation of, breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the

Mortgaged Property (other than in accordance with the Loan Documents), under the provision of, any agreement or other instrument to which Borrower is a party or by which Borrower or the Mortgaged Property may be bound, or any applicable license, judgment, decree, or other legal requirement applicable to Borrower or any of its activities or the Mortgaged Property;

(e)                                  This Agreement and the Transfer Documents have been properly executed and delivered by Borrower, and duly authorized by all necessary limited liability company action, and this Agreement and the Transfer Documents are valid and binding obligation of Borrower, enforceable against Original Borrower in accordance with their respective terms;

(f)                                    Borrower is the sole legal and beneficial owner of the fee simple interest in the Mortgaged Property;

(g)                                 Borrower is not in default with respect to any order of any court or other governmental authority, or in violation in any material respect of any agreement, charter document, by-law or other instrument to which it is a party or by which it may be bound;

(h)                                 Borrower has not (i) applied for or consented in writing to the appointment of a receiver, trustee or liquidator of Borrower or of any or all of the Mortgaged Property, or of all or substantially all of the other assets of Borrower, or (ii) filed a voluntary petition in bankruptcy or admitted in writing its inability to pay its debts as they become due, or (iii) made a general assignment for the benefit of creditors, or (iv) filed a petition or an answer seeking a reorganization or an arrangement with creditors or to take advantage of any insolvency law, or (v) filed an answer admitting the material allegations of a petition filed against Borrower in any bankruptcy, reorganization or insolvency proceeding, or (vi) been dissolved as a result of any adversary suit or proceeding, or (vii) transferred by merger, sale, consolidation, assignment, operation of law, or otherwise all or substantially all of Borrower’s assets (other than as contemplated by Section 3.b hereinabove). Borrower is generally paying its debts as such debts become due, and Borrower is not “insolvent” as that term is defined in Section 101(31) of the Bankruptcy Code, 11 U.S.C. § § 101, et seq.;

(i)                                     Borrower is not in violation of any Federal or State laws, including, but not limited to, Federal securities laws, blue sky laws, and other laws, or the rules or regulations of the Securities and Exchange Commission;

(j)                                     There are no law suits or legal proceedings pending or, to the current actual knowledge of Borrower, threatened in any court or before any governmental agency involving such party or the Mortgaged Property, nor are there any judgments outstanding against such party;

(k)                                  Borrower understands and hereby acknowledges and agrees to all of the terms and provisions of the Loan Documents as modified herein; and

(l)                                     The representations, warranties and certifications set forth herein are given to induce Lender to grant the consent and approval set forth in Paragraph 4 above and the modifications of the Loan Documents set forth herein, with the knowledge that Lender will rely upon the truth of the statements made herein.

10.                                 Representations by Lender. Lender hereby represents to Borrower that: (a) Lender is the legal and equitable owner of the Term Note, the Deed of Trust and the other Loan Documents (subject to Guaranty Bank’s participation interest therein); (b) prior to the execution hereof, the Loan Documents and the SLOC Note were the only documents evidencing, securing or directly related to the Loan; (c) the maturity of the Term Note has not been accelerated and, to the best of Lender’s knowledge, no Event of Default currently exists that has not been waived, nor, to the best of Lender’s knowledge, does any circumstance currently exist which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

11.                                 Indemnities and Remedies.

(a)                                  Original Borrower agrees to indemnify, defend and hold Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorney’s fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

(b)                                 Borrower agrees to indemnify, defend and hold Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorney’s fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein beyond any applicable notice, grace and cure periods, or if any statement, representation or warranty contained herein by Borrower is false, misleading or erroneous in any material respect when made, it shall constitute a default under the Loan Documents and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Deed of Trust or any other Loan Documents or which Lender may otherwise be entitled, whether at law or in equity.

12.                                 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (ii) by delivering same in person to the intended addressee; or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postage Service or any successor thereto; notice sent by a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth below:

Original Borrower:	Frisco Square Land, Ltd.
16250 Dallas Parkway
Suite 102
Dallas, Texas 75248

Borrower:	BHFS I, LLC
15601 Dallas Parkway, Suite 600,
Addison, Texas 75001
Attn: Asset Manager

With a copy to:	Behringer Harvard Opportunity REIT I, Inc.
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attn: Chief Legal Officer

Lender:	Comerica Bank
P.O. Box 650282
Dallas, Texas 75265-0282
Attention Commercial Lending Services
Mail Code 6514

and	Comerica Bank
1601 Elm Street,
Dallas, Texas 75201
Attention Commercial Lending Services
Mail Code 6514

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of 30 days notice to the other party in the manner set forth above.

13.                                 Further Assurances. Original Borrower and Borrower, upon request from Lender, each agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Indebtedness.

14.                                 Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Indebtedness. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Indebtedness.

15.                                 No Waiver. Lender acknowledges that Lender and its agents in the past may have accepted, without exercising the remedies to which Lender was entitled, payments and performance by Borrower that constituted defaults under the Loan Documents. Borrower acknowledges that no such acceptance or grace granted by Lender or its agents in the past, or Lender’s agreement to the modifications evidenced hereby, has in any manner diminished Lender’s right in the future to insist that Borrower strictly comply with the terms of the Loan

Documents, as modified by the terms hereof. Furthermore, Borrower specifically acknowledges that any future grace or forgiveness of default by Lender shall not constitute a waiver or diminishment of any right of Lender with respect to any future default of Borrower, whether or not similar to any default with respect to which Lender has in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to it under the Loan Documents.

16.                                 Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

17.                                 Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

18.                                 Release of Lender. Original Borrower, Borrower, Original Guarantors and Guarantors each hereby release, remise, acquit and forever discharge Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

19.                                 Severability. If any covenant, condition, or provision herein contained is held to be invalid, illegal or unenforceable by final judgment of any court of competent jurisdiction, the invalidity, illegality or unenforceability of such covenant, condition, or provision shall not in any way affect the remainder of this Agreement, which shall continue in full force and effect.

20.                                 Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

21.                                 Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

22.                                 Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

23.                                 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

24.                                 Successors and Assigns. All of the foregoing terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

25.                                 Recitals. The recitals contained herein are incorporated into this Agreement by reference.

26.                                 Headings. The paragraph headings set forth in this Agreement are for the convenience of the parties only, and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs in this Agreement.

27.                                 Notice of No Oral Agreements. Borrower, Guarantors and Lender hereby take notice of and agree to the following:

A.                                   PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

B.                                     PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.                                     THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Agreement is executed effective as of the date first above written.

LENDER:

COMERICA BANK,

By:	/s/ Daniel P. Fryman
Name:	Daniel P. Fryman
Title:	SVP

ORIGINAL BORROWER:

FRISCO SQUARE LAND, LTD.,
a Texas limited partnership

By:	Fairways FS Land, LLC
a Texas limited liability company,
Its General Partner

	By:	/s/ James Leslie
	Name:	James Leslie
	Title:	Mgr of GP

BORROWER:

BHFS I, LLC,
a Delaware limited liability company

By:	Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development
& Legal and Secretary

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 3rd day of August 2007, by Dan P. Fryman, the SVP of COMERICA BANK, on behalf of said Bank.

/s/ Allene Medlock
Notary Public, State of Texas

My Commission Expires:	11-14-07

Printed Name of Notary:	Allene Medlock

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on August 1, 2007 by James C. Leslie, Manager of Fairways FS Land, LLC, a Texas limited liability company, in its capacity as the general partner of FRISCO SQUARE LAND, LTD., a Texas limited partnership, on behalf of said limited liability company and partnership.

/s/ Carol S. Martin
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on August 2, 2007 by Gerald J. Reihsen, III, the Executive Vice President – Corporate Development & Legal and Secretary of BHFS I, LLC, a Delaware limited liability company behalf of said limited liability company.

/s/ Catherine E. Mea
Notary Public, State of Texas

My Commission Expires:	7/26/08

Printed Name of Notary:	Catherine E. Mea

ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned Guarantors hereby executes this Agreement for the purpose of acknowledging and agreeing to the provisions of this Agreement.

/s/ Cathy R. Sweeney	/s/ James C. Leslie
CATHY R. SWEENEY	JAMES C. LESLIE

16250 Dallas Parkway, Suite 102 Dallas, Texas 75248	16250 Dallas Parkway, Suite 102 Dallas, Texas 75248

/s/ David F. Stringfield	/s/ A. Bryant Bryan
DAVID F. STRINGFIELD	A. BRANT BRYAN

16250 Dallas Parkway, Suite 102	16250 Dallas Parkway, Suite 102
Dallas, Texas 75248	Dallas, Texas 75248

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
a Maryland corporation

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development
& Legal and Secretary

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by Cathy R. Sweeney.

/s/ Carol S. Martin
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by James C. Leslie.

/s/ Carol S. Martin
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by David F. Stringfield.

/s/ Carol S. Martin
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 1st day of August 2007, by A. Brant Bryan.

/s/ Carol S. Martin
Notary Public, State of Texas

My Commission Expires:

Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on August 2, 2007 by Gerald J. Reihsen, III, the Executive Vice President – Corporate Development & Legal and Secretary BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation, on behalf of said corporation.

/s/ Catherine E. Mea
Notary Public, State of Texas

My Commission Expires:	7/26/08

Printed Name of Notary:	Catherine E. Mea